PEAR TREE FUNDS

Supplement
Dated November 9, 2012 to
Prospectus dated August 1, 2012

PEAR TREE COLUMBIA MICRO CAP FUND

Ordinary Shares (Ticker Symbol: PTMFX)
Institutional Shares (Ticker Symbol: MICRX)

The Board of Trustees of Pear Tree Funds has approved the termination of Pear Tree Columbia Micro Cap Fund (the “Fund”), effective on or about November 30, 2012 (the “Termination Date”).  Accordingly, after November 9, 2012, no new or subsequent investments in the Fund will be permitted, except that participants in certain group retirement plans (and their successor plans) that have established the Fund as an investment option will continue to be able to invest in the Fund. Additionally, investments made pursuant to the Fund’s automatic investment plans will continue until the Fund is terminated.